Invesco Trust for Investment Grade New York Municipals
Quarterly Schedule of Portfolio Holdings
May 31, 2019
invesco.com/us	VK-CE-IGNYM-QTR-1 05/19	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2019
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–163.23%(a)
New York–155.86%
Albany (County of), NY Airport Authority; Series 2010 A, Ref. RB (INS -AGM)(b)	5.00%	12/15/2025	$ 500	$ 517,460
Albany Capital Resource Corp. (St. Peter’s Hospital); Series 2011, RB (c)(d)	6.25%	11/15/2020	2,360	2,523,383
Amherst Development Corp. (Daemen College); Series 2018, Ref. RB	5.00%	10/01/2048	980	1,097,708
Battery Park City Authority; Series 2009 B, RB	5.00%	11/01/2034	3,700	3,751,689
Brookhaven Local Development Corp. (Jefferson’s Ferry); Series 2016, Ref. RB	5.25%	11/01/2036	1,010	1,163,863
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, RB (c)(d)	6.25%	01/15/2020	1,565	1,612,873
Series 2009, RB (c)(d)	6.37%	01/15/2020	1,025	1,057,134
Series 2009, RB (e)	0.00%	07/15/2034	8,315	5,029,993
Series 2016 A, Ref. RB (f)(g)	5.00%	07/15/2042	10,055	11,419,464
Buffalo & Erie County Industrial Land Development Corp. (Orchard Park); Series 2015, Ref. RB	5.00%	11/15/2037	2,465	2,664,887
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School);
Series 2017 A, RB	5.00%	08/01/2037	500	541,725
Series 2017 A, RB	5.00%	08/01/2047	1,500	1,611,345
Build NYC Resource Corp.; Series 2015, RB	5.00%	07/01/2045	2,840	3,251,658
Build NYC Resource Corp. (Bronx Charter School for Excellence); Series 2013 A, RB	5.50%	04/01/2043	1,260	1,356,907
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School);
Series 2017 A, RB (h)	5.00%	06/01/2037	500	542,670
Series 2017 A, RB (h)	5.00%	06/01/2047	1,225	1,313,776
Series 2017 A, RB (h)	5.00%	06/01/2052	1,250	1,336,550
Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB (h)(i)	5.00%	01/01/2035	2,700	2,947,050
Build NYC Resource Corp. (YMCA of Greater New York);
Series 2012, RB	5.00%	08/01/2032	650	699,810
Series 2012, RB	5.00%	08/01/2042	2,250	2,409,570
Erie (County of), NY Industrial Development Agency (City of Buffalo School District);
Series 2011 A, RB (g)	5.25%	05/01/2028	2,500	2,675,300
Series 2011 A, RB (g)	5.25%	05/01/2030	2,710	2,897,884
Series 2011 A, RB (g)	5.25%	05/01/2031	1,000	1,069,330
Series 2015, Ref. RB (g)	5.00%	05/01/2026	5,000	6,118,100
Series 2015, Ref. RB (g)	5.00%	05/01/2027	2,500	3,049,075
Series 2015, Ref. RB (g)	5.00%	05/01/2028	2,500	3,038,975
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	3,225	3,224,968
Hempstead Town Local Development Corp. (Molloy College); Series 2009, RB (c)(d)	5.75%	07/01/2019	3,115	3,125,279
Hudson Yards Infrastructure Corp.;
Series 2012 A, RB (c)(d)	5.75%	02/15/2021	1,955	2,100,530
Series 2012 A, RB	5.75%	02/15/2047	1,205	1,286,554
Series 2017 A, Ref. RB (INS- AGM)(b)	4.00%	02/15/2047	1,425	1,548,676
Jefferson Civic Facility Development Corp. (Samaritan Medical Center); Series 2017 A, Ref. RB	4.00%	11/01/2047	1,245	1,268,804
Long Island (City of), NY Power Authority; Series 2017, RB	5.00%	09/01/2047	1,000	1,183,510
Long Island Power Authority; Series 2016 B, Ref. RB	5.00%	09/01/2036	1,345	1,592,063
Metropolitan Transportation Authority;
Series 2009 B, RB (c)(d)	5.00%	11/15/2019	500	508,310
Series 2009 B, RB (c)(d)	5.25%	11/15/2019	1,535	1,562,216
Series 2012 H, RB	5.00%	11/15/2030	335	370,038
Series 2012 H, RB (c)(d)	5.00%	11/15/2030	415	467,344
Series 2013 E, RB (c)(d)	5.00%	11/15/2023	2,750	3,193,437
Subseries 2004 B-2, RB (c)(d)	5.00%	11/15/2021	1,360	1,482,182
Metropolitan Transportation Authority (Climate Bond Certified);
Series 2017, RB	5.25%	11/15/2057	2,065	2,476,885
Subseries 2017 A-1, RB	5.25%	11/15/2057	3,975	4,672,573
Metropolitan Transportation Authority (Green Bonds); Series 2017 C-2, Ref. RB (e)	0.00%	11/15/2040	8,250	4,069,890
Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB (c)(d)	5.50%	10/01/2021	880	963,081
Monroe County Industrial Development Corp. (St. John Fisher College); Series 2014 A, RB	5.50%	06/01/2034	1,000	1,160,440
See accompanying notes which are an integral part of this schedule.
Invesco Trust for Investment Grade New York Municipals

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Monroe County Industrial Development Corp. (University of Rochester);
Series 2011 A, RB (c)(d)	5.00%	07/01/2021	$2,030	$2,184,990
Series 2013 A, RB (c)(d)	5.00%	07/01/2023	1,000	1,148,090
MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB (f)(g)	5.00%	11/15/2051	10,095	10,741,383
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, RB	6.50%	01/01/2032	920	954,233
Series 2014 A, RB	6.70%	01/01/2049	420	426,229
Series 2014 C, RB (j)	2.00%	01/01/2049	152	24,630
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, RB	5.00%	07/01/2033	1,000	1,109,900
Nassau County Local Economic Assistance Corp. (South Nassau Communities Hospital); Series 2012, Ref. RB	5.00%	07/01/2037	1,000	1,073,770
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital Association); Series 2012, Ref. RB	5.00%	07/01/2037	2,250	2,409,480
Nassau County Tobacco Settlement Corp.; Series 2006 A-3, RB	5.00%	06/01/2035	1,250	1,202,612
New York & New Jersey (States of) Port Authority;
Two Hundred Series 2017, Ref. RB (g)	5.25%	10/15/2057	6,885	8,210,913
Two Hundred Seventh Series 2018, Ref. RB (g)(i)	5.00%	09/15/2028	9,000	11,254,230
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997 6, RB (INS -NATL)(b)(i)	5.75%	12/01/2022	1,645	1,704,845
Series 1997 6, RB (INS- NATL)(b)(i)	5.75%	12/01/2025	2,500	2,594,900
Series 2010, RB	6.00%	12/01/2042	1,930	2,043,580
New York (City of), NY;
Series 2014 I-2, VRD GO Bonds (k)	1.58%	03/01/2040	500	500,000
Series 2015 F, VRD GO Bonds (k)	1.58%	06/01/2044	2,100	2,100,000
Series 2018 E-1, GO Bonds	5.25%	03/01/2035	1,000	1,249,200
Subseries 2012 G-7, VRD GO Bonds (LOC - BK Tokyo-Mitsubishi UFJ)(k)(l)	1.48%	04/01/2042	3,050	3,050,000
Subseries 2015 F-5, VRD GO Bonds (k)	1.47%	06/01/2044	400	400,000
Subseries 2019 D-1, GO Bonds	5.00%	12/01/2037	2,000	2,459,820
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium); Series 2006, RB (INS- AMBAC)(b)	5.00%	01/01/2036	2,860	2,867,093
New York (City of), NY Municipal Water Finance Authority;
Series 2009 FF-2, RB	5.50%	06/15/2040	2,400	2,407,104
Series 2010 FF, RB	5.00%	06/15/2031	600	621,828
Series 2013 DD, RB	5.00%	06/15/2035	3,000	3,377,100
Series 2017 DD, RB (g)	5.25%	06/15/2047	3,600	4,334,292
Subseries 2012 A-1, VRD RB (k)	1.47%	06/15/2044	2,750	2,750,000
New York (City of), NY Transitional Finance Authority;
Series 2018 S-3, RB	5.00%	07/15/2043	2,115	2,545,022
Series 2018 S-3, RB	5.25%	07/15/2045	690	849,459
Subseries 2011 D-1, RB (g)	5.00%	11/01/2033	13,500	14,575,410
Subseries 2011 E, RB	5.00%	11/01/2024	1,135	1,213,043
Subseries 2009 A-1, RB (c)(g)	5.00%	05/01/2028	345	345,928
New York (City of), NY Trust for Cultural Resources (Carnegie Hall); Series 2009 A, RB	5.00%	12/01/2039	1,880	1,910,832
New York (City of), NY Trust for Cultural Resources (Wildlife Conservation Society); Series 2013 A, RB	5.00%	08/01/2033	2,000	2,248,920
New York (Counties of), NY Tobacco Trust V;
Series 2005 S-1, RB (e)	0.00%	06/01/2038	8,430	2,743,122
Series 2005 S-2, RB (e)	0.00%	06/01/2050	14,850	2,146,122
New York (State of) Dormitory Authority;
Series 2009 C, RB (c)(d)	5.00%	10/01/2019	465	470,613
Series 2009 C, RB (INS- AGC)(b)	5.00%	10/01/2024	35	35,388
Series 2011, RB (c)(d)	5.00%	10/01/2021	1,130	1,225,157
Series 2011, RB	5.00%	10/01/2025	65	69,880
Series 2014 C, RB (g)	5.00%	03/15/2041	6,000	6,802,380
Series 2018 A, RB	5.00%	07/01/2048	1,500	1,795,470
Series 2019 A, RB	5.00%	10/01/2034	1,980	2,414,135
New York (State of) Dormitory Authority (Brooklyn Law School); Series 2009, Ref. RB	5.75%	07/01/2033	540	541,760
New York (State of) Dormitory Authority (Catholic Health System Obligated Group); Series 2019 A, Ref. RB	4.00%	07/01/2045	1,750	1,883,857
See accompanying notes which are an integral part of this schedule.
Invesco Trust for Investment Grade New York Municipals

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, RB (INS -AMBAC)(b)	5.50%	05/15/2027	$700	$893,599
Series 2005 A, RB (INS -AMBAC)(b)	5.50%	05/15/2030	1,750	2,334,815
Series 2005 A, RB (INS -AMBAC)(b)	5.50%	05/15/2031	445	596,612
New York (State of) Dormitory Authority (Columbia University); Series 2018 A, RB	5.00%	10/01/2048	1,000	1,490,730
New York (State of) Dormitory Authority (Convent of The Sacred Heart); Series 2011, RB (INS -AGM)(b)	5.75%	11/01/2040	1,255	1,350,731
New York (State of) Dormitory Authority (Cornell University); Series 2010 A, RB	5.00%	07/01/2040	1,000	1,034,510
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS- NATL)(b)	5.25%	07/01/2028	2,065	2,502,202
New York (State of) Dormitory Authority (Fordham University);
Series 2011 A, RB (c)(d)	5.13%	07/01/2021	500	539,450
Series 2014, RB	5.00%	07/01/2044	1,000	1,120,950
New York (State of) Dormitory Authority (General Purpose);
Series 2010 E, RB (c)(d)	5.00%	02/18/2020	485	497,450
Series 2010 E, RB	5.00%	02/15/2040	15	15,355
Series 2011 A, RB (g)	5.00%	03/15/2030	3,000	3,178,980
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai); Series 2015, Ref. RB	5.00%	07/01/2045	2,835	3,227,052
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS -NATL)(b)	5.50%	07/01/2023	3,750	4,234,425
New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB	5.00%	08/01/2030	2,000	2,449,180
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2011 A, RB	5.00%	07/01/2031	2,125	2,261,085
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB (c)(d)	5.13%	07/01/2019	1,750	1,754,900
New York (State of) Dormitory Authority (New York University Hospitals Center); Series 2011 A, RB (c)(d)	6.00%	07/01/2020	500	525,000
New York (State of) Dormitory Authority (New York University);
Series 2001 1, RB (INS- BHAC)(b)	5.50%	07/01/2031	1,115	1,450,292
Series 2001 1, RB (INS -AMBAC)(b)	5.50%	07/01/2031	2,500	3,251,775
New York (State of) Dormitory Authority (North Shore - Long Island Jewish Obligated Group); Series 2011 A, RB (c)(d)	5.00%	05/01/2021	500	534,655
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref. RB (h)	5.00%	12/01/2045	1,075	1,193,680
Series 2017, Ref. RB (h)	5.00%	12/01/2036	900	1,036,062
Series 2017, Ref. RB (h)	5.00%	12/01/2037	1,500	1,721,985
New York (State of) Dormitory Authority (Pace University);
Series 2013 A, RB (c)(d)	5.00%	05/01/2023	25	28,462
Series 2013 A, RB (c)(d)	5.00%	05/01/2023	30	34,155
Series 2013 A, RB	5.00%	05/01/2025	1,120	1,231,070
Series 2013 A, RB	5.00%	05/01/2029	1,270	1,380,084
New York (State of) Dormitory Authority (Pratt Institute);
Series 2009 C, RB (INS -AGC)(c)(d)	5.13%	07/01/2019	1,000	1,002,800
Series 2015 A, Ref. RB	5.00%	07/01/2044	1,085	1,216,784
New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2010, RB	5.00%	07/01/2040	1,750	1,809,815
New York (State of) Dormitory Authority (Rockefeller University); Series 2010 A, RB	5.00%	07/01/2041	1,870	1,936,647
New York (State of) Dormitory Authority (St. John’s University);
Series 2012, RB (c)(d)	5.00%	07/01/2022	1,330	1,477,856
Series 2012, RB (c)(d)	5.00%	07/01/2022	5	5,548
Series 2012, RB	5.00%	07/01/2030	1,445	1,589,413
New York (State of) Dormitory Authority (St. Joseph’s College); Series 2010, RB	5.25%	07/01/2035	1,500	1,527,120
New York (State of) Dormitory Authority (State University of New York); Series 2013 A, RB	5.00%	07/01/2029	2,815	3,179,908
New York (State of) Dormitory Authority (The New School);
Series 2010, RB (c)(d)	5.50%	07/01/2020	2,755	2,878,093
Series 2011, Ref. RB	5.00%	07/01/2031	1,750	1,862,350
New York (State of) Dormitory Authority (Touro College and University System); Series 2014 A, RB	5.50%	01/01/2044	2,130	2,365,131
New York (State of) Housing Finance Agency; Series 2009 B, VRD RB (LOC - Landesbank Hessen-thrgn)(k)(l)	1.60%	05/01/2042	600	600,000
New York (State of) Housing Finance Agency (160 Madison Avenue); Series 2013 A, VRD RB (LOC - Landesbank Hessen-thrgn)(k)(l)	1.59%	11/01/2046	400	400,000
New York (State of) Housing Finance Agency (Clinton Park Housing); Series 2010 A, VRD RB (k)	1.36%	11/01/2044	3,400	3,400,000
See accompanying notes which are an integral part of this schedule.
Invesco Trust for Investment Grade New York Municipals

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Metropolitan Transportation Authority; Subseries A-2, RB (SIFMA Municipal Swap Index + 0.58%)(d)(m)	2.00%	06/01/2020	$ 5,000	$ 5,000,000
New York (State of) Power Authority; Series 2011 A, RB	5.00%	11/15/2038	1,770	1,907,901
New York (State of) Thruway Authority; Series 2014 J, RB	5.00%	01/01/2034	4,085	4,624,669
New York (State of) Utility Debt Securitization Authority; Series 2013 TE, RB (g)	5.00%	12/15/2032	12,500	14,340,125
New York City Health & Hospital Corp.; Series 2010 A, RB	5.00%	02/15/2030	2,780	2,843,634
New York Convention Center Development Corp. (Hotel Unit Fee Secured);
Series 2016 B, RB (e)	0.00%	11/15/2044	1,730	720,164
Series 2016, RB (e)	0.00%	11/15/2056	5,000	1,307,550
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. RB (h)	5.00%	11/15/2044	4,895	5,352,634
Series 2014, Class 3, Ref. RB (h)	7.25%	11/15/2044	1,085	1,295,859
New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. RB	5.00%	11/15/2031	2,125	2,300,907
New York Liberty Development Corp. (7 World Trade Center);
Series 2012, Class 1, Ref. RB (g)	5.00%	09/15/2040	14,445	15,746,928
Series 2012, Class 2, Ref. RB	5.00%	09/15/2043	3,215	3,475,093
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. RB	6.37%	07/15/2049	2,785	2,866,545
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2007, RB	5.50%	10/01/2037	2,145	2,927,732
New York State Environmental Facilities Corp. (2010 Master Financing Program); Series 2010 C, RB	5.00%	10/15/2039	1,905	1,959,483
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2011 B, RB	5.00%	06/15/2031	1,570	1,678,864
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2016, Ref. RB (i)	5.00%	08/01/2019	1,765	1,772,801
Series 2016, Ref. RB (i)	5.00%	08/01/2026	2,055	2,171,683
Series 2016, Ref. RB (i)	5.00%	08/01/2031	2,170	2,281,994
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment); Series 2018, RB (i)	5.00%	01/01/2036	5,455	6,378,477
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB (f)(g)(i)	5.00%	07/01/2046	7,000	7,688,240
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB (h)(i)	4.75%	11/01/2042	1,820	1,878,404
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2014 A, Ref. RB (i)	5.00%	04/01/2028	1,000	1,128,570
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. RB	5.25%	05/15/2040	725	770,312
North Syracuse Central School District; Series 2007, Ref. GO Bonds (INS -NATL)(b)	5.00%	06/15/2023	940	1,063,112
Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB	5.37%	07/01/2040	2,435	2,516,280
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2014 A, RB (c)(d)	5.13%	07/01/2019	2,250	2,256,300
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.75%	08/15/2043	1,375	1,410,076
Series 2005 A, RB (e)(h)	0.00%	08/15/2045	8,500	1,481,890
Series 2005 C, RB (e)(h)	0.00%	08/15/2060	96,000	3,794,880
Sales Tax Asset Receivable Corp.; Series 2014 A, Ref. RB (g)	5.00%	10/15/2031	7,235	8,496,133
Suffolk (County of), NY Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, RB (h)	5.37%	01/01/2027	1,235	1,235,049
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.); Series 2010, Ref. RB	6.00%	12/01/2040	1,035	1,086,626
Suffolk Economic Development Corp. (Catholic Health Services); Series 2014 C, RB	5.00%	07/01/2032	1,085	1,206,455
Syracuse (City of), NY; Series 2011 A, GO Bonds (i)	5.00%	11/01/2036	500	533,460
Syracuse (City of), NY Industrial Development Agency (Carousel Center);
Series 2016 A, Ref. RB (i)	5.00%	01/01/2032	1,500	1,597,395
Series 2016 A, Ref. RB (i)	5.00%	01/01/2035	1,745	1,845,861
Tompkins (County of), NY Industrial Development Agency (Cornell University); Series 2008 A, RB	5.00%	07/01/2037	750	776,482
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB	5.00%	07/01/2027	1,000	1,007,650
Series 2013 A, RB	5.00%	07/01/2032	750	747,120
Series 2013 A, RB	5.00%	07/01/2038	2,000	1,916,860
Triborough Bridge & Tunnel Authority;
Series 2013 A, Ref. RB (e)	0.00%	11/15/2032	2,000	1,377,200
Series 2013 C, RB (g)	5.00%	11/15/2038	7,210	8,043,332
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute);
Series 2010 A, RB	5.00%	09/01/2030	2,500	2,597,825
Series 2010 A, RB	5.13%	09/01/2040	985	1,024,420
See accompanying notes which are an integral part of this schedule.
Invesco Trust for Investment Grade New York Municipals

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2048	$2,070	$2,020,072
Series 2017 A, Ref. RB	5.00%	06/01/2036	2,885	3,266,830
United Nations Development Corp.;
Series 2009 A, Ref. RB	5.00%	07/01/2025	1,000	1,002,740
Series 2009 A, Ref. RB	5.00%	07/01/2026	815	817,233
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB (h)(i)	7.00%	06/01/2046	1,030	1,148,460
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB	5.12%	06/01/2051	2,705	2,789,937
Yonkers Economic Development Corp. (Charter School of Educational Excellence); Series 2010 A, RB	6.25%	10/15/2040	1,200	1,238,976
				436,809,613
Guam–4.70%
Guam (Territory of);
Series 2011 A, RB	5.25%	01/01/2036		1,125	1,182,161
Series 2011 A, RB	5.13%	01/01/2042		435	453,622
Guam (Territory of) (Section 30);
Series 2009 A, RB (c)(d)	5.62%	12/01/2019		860	878,086
Series 2009 A, RB (c)(d)	5.75%	12/01/2019		500	510,820
Series 2016 A, Ref. RB	5.00%	12/01/2031		1,000	1,126,730
Guam (Territory of) International Airport Authority;
Series 2013 C, RB (INS -AGM)(b)(i)	6.00%	10/01/2034		950	1,109,961
Series 2013 C, RB (i)	6.25%	10/01/2034		1,500	1,734,960
Guam (Territory of) Power Authority;
Series 2010 A, RB (c)(d)	5.50%	10/01/2020		1,020	1,073,999
Series 2012 A, Ref. RB	5.00%	10/01/2034		1,370	1,460,817
Guam (Territory of) Waterworks Authority; Series 2010, RB (c)(d)	5.62%	07/01/2020		3,500	3,655,260
					13,186,416
Puerto Rico–1.48%
Children’s Trust Fund; Series 2002, RB	5.50%	05/15/2039		820	828,626
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2007 VV, Ref. RB (INS -NATL)(b)	5.25%	07/01/2030		500	543,660
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2007 N, Ref. RB (INS -AGC)(b)	5.25%	07/01/2034		1,800	1,979,370
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB (e)	0.00%	07/01/2029		565	387,737
Series 2018 A-1, RB (e)	0.00%	07/01/2031		650	400,966
					4,140,359
Virgin Islands–1.19%
Virgin Islands (Government of) Port Authority; Series 2014 B, Ref. RB	5.00%	09/01/2044		785	694,285
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Diageo); Series 2009 A, RB	6.63%	10/01/2029		1,570	1,568,038
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. RB	5.00%	10/01/2025		1,055	1,062,913
					3,325,236
TOTAL INVESTMENTS IN SECURITIES(n)–163.23% (Cost $428,776,044)					457,461,624
FLOATING RATE NOTE OBLIGATIONS–(32.00)%
Notes with interest and fee rates ranging from 1.84% to 1.92% at 05/31/2019 and contractual maturities of collateral ranging from 05/01/2026 to 10/15/2057 (See Note 1D)(o)					(89,685,000)
VARIABLE RATE MUNI TERM PREFERRED SHARES–(32.25)%					(90,392,093)
OTHER ASSETS LESS LIABILITIES–1.02%					2,874,817
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%					$280,259,348
See accompanying notes which are an integral part of this schedule.
Invesco Trust for Investment Grade New York Municipals

Investment Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
SIFMA	– Securities Industry and Financial Markets Association
VRD	– Variable Rate Demand
Notes to Schedule of Investments:
(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Zero coupon bond issued at a discount.
(f)	Security is subject to a reimbursement agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $18,100,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(g)	Underlying security related to TOB Trusts entered into by the Trust. See Note 1D.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2019 was $26,278,949, which represented 9.38% of the Trust’s Net Assets.
(i)	Security subject to the alternative minimum tax.
(j)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at May 31, 2019 represented less than 1% of the Trust’s Net Assets.
(k)	Demand security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on May 31, 2019.
(l)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(m)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2019.
(n)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.
(o)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at May 31, 2019. At May 31, 2019, the Trust’s investments with a value of $144,026,402 are held by TOB Trusts and serve as collateral for the $89,685,000 in the floating rate note obligations outstanding at that date.
See accompanying notes which are an integral part of this schedule.
Invesco Trust for Investment Grade New York Municipals

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Trust. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer or by the Trust (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate securities) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Trust, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.
The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate
Invesco Trust for Investment Grade New York Municipals

D.	Floating Rate Note Obligations — (continued)
securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Trust, the Trust will be required to repay the principal amount of the tendered securities, which may require the Trust to sell other portfolio holdings to raise cash to meet that obligation. The Trust could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Trust to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Trust may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Trust. These agreements commit a Trust to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Trust liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.
The Trust accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Trust’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Trust wherein the Trust, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Trust’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Trust, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Trust would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.
Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Trust has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Trust’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Trust in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Trust, and may adversely affect the Trust’s net asset value, distribution rate and ability to achieve its investment objective.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.
E.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Trust’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Invesco Trust for Investment Grade New York Municipals

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of May 31, 2019, all of the securities in this Trust were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco Trust for Investment Grade New York Municipals